Exhibit 10.4

DEED IN LIEU OF FORECLOSURE

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS	§

THIS DEED IN LIEU OF FORECLOSURE (“Deed”) is made this 6th day of JANUARY, 2026, by and between:

Grantor(s) (Borrower):	LV PENINSULA HOLDING, LLC, A TEXAS LIMITED LIABILITY COMPANY

Grantor(s) Mailing Address:	990 BISCAYNE BLVD., SUITE 501 MIAMI, FL 33132

Grantee(s) (Lender):	AUSTERRA STABLE GROWTH FUND, LP, A TEXAS LIMITED PARTNERSHIP

Grantee(s) Mailing Address:	C/O STALLION FUNDING, LLC, A TEXAS LIMITED LIABILITY COMPANY
10119 LAKE CREEK PARKWAY, SUITE 202
AUSTIN, TX 78729

Recitals:

A.	Grantor is indebted to Grantee pursuant to that certain Note dated March 30, 2023, in the original principal amount of Five Million Dollars and No/100 ($5,000,000.00) secured by a Deed of Trust dated March 30, 2023, recorded under Travis County Clerk’s File No. 2023034847, and affected by a Modification and Extension Agreement recorded under Travis County Clerk’s File No. 2024036636, Official Public Records of Travis County, Texas (the “Deed of Trust”), encumbering the real property described in the Exhibit “A” attached hereto (the “Property”).

B.	Certain obligations under the Note and Deed of Trust remain outstanding, and

C.	Grantor and Grantee desire to resolve such matters and restructure their relationship with respect to the Property.

NOW, THEREFORE, for good and valuable consideration, and pursuant to the Comprehensive Restructuring and Collateral Agreement, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby GRANT, BARGAIN, SELL and CONVEY unto Grantee, all of Grantor’s right, title, and interest in and to the Property, subject to all matters of record.

Reservation of Deficiency Rights:

Grantee’s acceptance of this Deed shall not constitute a satisfaction, release, or discharge of the indebtedness secured by the Deed of Trust. Grantor remains liable for any deficiency between the indebtedness and the fair market value of the Property, and Grantee expressly reserves all rights and remedies to recover such deficiency under applicable Texas law.

TO HAVE AND TO HOLD the Property, together with all rights and appurtenances thereto, unto Grantee, its successors and assigns, forever.

IN WITNESS WHEREOF, Grantor has executed this Deed as of the date first above written.

LV PENINSULA HOLDING, LLC,

A TEXAS LIMITED LIABILITY COMPANY (“Grantor”)

By:	/s/ Nicolai Brune
Name:	NICOLAI BRUNE
Title:	CHIEF FINANCIAL OFFICER AND AUTHORIZED AGENT

STATE OF TEXAS

COUNTY OF _______________

This document was acknowledged before me on this ___________ day of JANUARY, 2026 by NICOLAI BRUNE, CHIEF FINANCIAL OFFICER AND AUTHORIZED AGENT of LV PENINSULA HOLDING, LLC, A TEXAS LIMITED LIABILITY COMPANY, on behalf of said entity.

Notary Public

GRANTEE, hereby acknowledges and accepts this Deed in Lieu of Foreclosure.

AUSTERRA STABLE GROWTH FUND, LP,

A TEXAS LIMITED PARTNERSHIP (“Grantee”)

By: AUSTERRA WEALTH MANAGEMENT, LLC,

A TEXAS LIMITED LIABILITY COMPANY,

General Partner

By:	/s/ Mark C. Holland
Name:	MARK C. HOLLAND
Title:	MANAGING MEMBER

STATE OF TEXAS

COUNTY OF _________________________________

This document was acknowledged before me on this day of January, 2026 by MARKC. HOLLAND, MANAGING MEMBER of AUSTERRA WEALTH MANAGEMENT, LLC, A TEXAS LIMITED LIABILITY COMPANY, GENERAL PARTNER of AUSTERRA STABLE GROWTH FUND, LP, A TEXAS LIMITED PARTNERSHIP, on behalf of said entity.

Notary Public

EXHIBIT “A”

BEING THAT CERTAIN TRACT OF LAND STATED TO CONTAIN 59.3712 ACRES, MORE OR LESS, OUT OF THE K. BALDWIN SURVEY NO. 600, ABSTRACT 90, TRAVIS COUNTY, TEXAS; AND OUT OF A PORTION OF LOT 1, AMENDED PLAT OF THE COVE AT LAGO VISTA, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THERE OF RECORDED IN VOLUME 87, PAGE 174C, PLAT RECORDS OF TRAVIS COUNTY, TEXAS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FIELD NOTES FOR 59.3712 ACRES OF LAND OUT OF THE J. K. BALDWIN SURVEY NO. 609, TRAVIS COUNTY, CITY OF LAGO VISTA, TEXAS, BEING COMPOSED OF THREE TRACTS OF 23.76 ACRES, 18.219 ACRES, AND 16.84 ACRES, BEING THOSE SAME TRACTS CONVEYED TO G & G/PENINSULA, LP, CALLED 23.72 ACRES IN DOCUMENT NO. 2005114202, CALLED 18.231 ACRES AND 16.84 ACRES IN DOCUMENT NO. 2005114201, TRAVIS COUNTY OFFICIAL PUBLIC RECORDS (TCOPR), AND 0.5522 ACRE OF LAND, CALLED 24,504 SQUARE FEET, CONVEYED TO G & G PENINSULA, LP, IN DOCUMENT NO. 2008034575, TCOPR, SAID 59.3712 ACRES BEING DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 1/2" STEEL PIN FOUND AT THE NORTHWEST CORNER OF SAID 18.231 ACRE TRACT, ALSO THE NORTHEAST CORNER OF A 3.02 ACRE TRACT CONVEYED TO HUGH BEADLES BY DEED RECORDED IN BOOK 12790, PAGE 2082, TCOPR, ALSO A POINT IN THE SOUTH RIGHT-OF-WAY (ROW) LINE OF HIGHLAND LAKE DRIVE, FOR THE NORTHWEST CORNER HEREOF;

THENCE WITH SAID SOUTH ROW LINE THESE 10 COURSES:

1)	N 53° 50' 20" E 500.30 FEET TO A 1/2" STEEL PIN FOUND FOR ANGLE,

2)	N 70° 41' 32" E 172.57 FEET TO A 1/2" STEEL PIN FOUND FOR ANGLE,

3)	N 87° 44' 26" E 408.85 FEET TO A 1/2" STEEL PIN FOUND FOR ANGLE,

4)	S 66° 58' 38" E 272.18 FEET TO A 1/2" STEEL PIN FOUND FOR ANGLE,

5)	S 39° 50' 47" E 48.76 FEET TO A 1/2" STEEL PIN WITH ORANGE CAP SET AT A FENCE FOR A SEWAGE PUMP STATION, FOR CORNER HEREOF,

6)	S 48° 17' 10" W 30.00 FEET CROSSING SAID FENCE TO A 1/2" STEEL PIN WITH ORANGE CAP SET FOR INSIDE CORNER HEREOF,

7)	S 41°42' 50" E 32.98 FEET TO A 1/2" STEEL PIN WITH ORANGE CAP SET FOR INSIDE CORNER HEREOF,

8)	N 48°17' 10" E 30.00 FEET TO A 1/2" STEEL PIN WITH ORANGE CAP SET FOR CORNER,

9)	ALONG A CURVE TO THE RIGHT WITH CHORD OF S 14° 45' 50" E 4.32 FEET AND RADIUS OF 38.87 FEET TO A SPINDLE SET AT A POINT OF REVERSE CURVE,

10)	ALONG A CURVE TO THE LEFT WITH CHORD OF S 11° 17' 38" E 48.73 FEET AND RADIUS OF 51.13 FEET TO A 1/2" STEEL PIN FOUND UNDER CONCRETE NEAR A FENCE COLUMN, FOR THE NORTHEAST CORNER HEREOF;

THENCE WITH THE EAST LINE OF SAID 18.231 ACRES, ALSO THE EAST LINE OF A 2.934 ACRE TRACT RECORDED IN BOOK 12623, PAGE 282 (EXHIBIT C), TCOPR, ALSO THE WEST LINE OF THE REMAINDER OF LOT 1, AMENDED PLAT OF THE COVE AT LAGO VISTA, A SUBDIVISION RECORDED IN BOOK 87, PAGE 174C, TRAVIS COUNTY PLAT RECORDS, FOR THE FOLLOWING 2 COURSES:

1)	S 47° 38' 37" W 238.42 FEET TO A 1/2" STEEL PIN FOUND FOR ANGLE POINT,

2)	S 13° 42' 31" W 479.91 FEET TO A 1/2" STEEL PIN FOUND, FOR EASTERLY CORNER HEREOF;

THENCE S 51° 42' 35" W 180.89 FEET WITH THE SOUTHEAST LINE OF SAID 18.231 ACRES TO A SUBMERGED POINT IN LAKE TRAVIS, WHICH IS THE NORTHEAST CORNER OF SAID CALLED 23.72 ACRE TRACT RECORDED IN DOC. NO. 2005114202, TCOPR, ALSO THE NORTHWEST CORNER OF A REMAINDER OF A TRACT CONVEYED TO NRC INC. BY DEED RECORDED IN BOOK 4051, PAGE 2298, TCOPR, FOR AN INTERNAL CORNER HEREOF;

THENCE S 38° 13' E 1103.20 FEET WITH THE NORTHEAST LINE OF SAID 23.78 ACRES AND THE SOUTHWEST LINE OF SAID REMAINDER OF NRC TRACT TO A SUBMERGED POINT, FOR ANGLE POINT HEREOF;

THENCE S 04° 52' E 570.10 FEET WITH THE EAST LINE OF SAID 23.78 ACRES TO A SUBMERGED POINT ON THE APPROXIMATE NORTH BANK OF THE COLORADO RIVER, AT THE SOUTHEAST CORNER OF SAID 23.78 ACRES, FOR SOUTHEAST CORNER HEREOF;

THENCE S 85° 08' W 696.96 FEET ALONG SAID NORTH BANK TO A SUBMERGED POINT AT THE SOUTHEAST CORNER OF SAID 16.84 ACRE TRACT, FOR ANGLE POINT HEREOF;

THENCE S 85° 05' 35" W 707.74 FEET ALONG SAID NORTH BANK TO A SUBMERGED POINT AT THE SOUTHWEST CORNER OF SAID 16.84 ACRE TRACT, ALSO THE SOUTHEAST CORNER OF A 3.356 ACRE TRACT CONVEYED TO VACATION VILLAGES ASSOCIATION, INC. BY DEED RECORDED IN BOOK 12607, PAGE 2822, TCOPR, FOR SOUTHWEST CORNER HEREOF;

THENCE ALONG THE EAST LINE OF SAID 3.356 ACRES THE FOLLOWING 2 COURSES:

1)	N 04° 51' 08" W 843.32 FEET TO A 1/2" STEEL PIN FOUND, FOR ANGLE POINT,

2)	N 14° 25' 32" E 205.77 FEET TO A 1/2" STEEL PIN FOUND AT THE NORTHEAST CORNER OF SAID 3.356 ACRE TRACT, FOR ANGLE POINT HEREOF;

THENCE N 14° 21' 58" E 69.15 FEET ALONG THE EAST LINE OF LOT 30001 -C, A RE-SUBDIVISION OF A PORTION OF HIGHLAND LAKE ESTATES SECTION 26 AND HIGHLAND LAKE ESTATES SECTION 30, A SUBDIVISION RECORDED IN BOOK 81, PAGE 358, TRAVIS COUNTY PLAT RECORDS, TO A 'X' FOUND ON CONCRETE ELECTRIC PAD FOR ANGLE POINT HEREOF;

THENCE N 14° 24' 51" E 69.83 FEET, CROSSING AMERICAN DRIVE, TO A 1/2" STEEL PIN FOUND AT THE WESTERLY SOUTHWEST CORNER OF SAID 23.72 ACRE TRACT, IN THE NORTH RIGHT-OF-WAY (ROW) LINE OF AMERICAN DRIVE, ALSO THE SOUTHEAST CORNER OF LOT 30078, HIGHLAND LAKE ESTATES SECTION 30, A SUBDIVISION RECORDED IN BOOK 81, PAGE 358, TRAVIS COUNTY PLAT RECORDS, FOR ANGLE POINT HEREOF;

THENCE N 14° 27' 32" E 530.95 FEET ALONG THE EAST LINE OF SAID LOT 30078 AND THE EAST LINE OF A 3.02 ACRE TRACT CONVEYED TO HUGH BEADLES BY DEED RECORDED IN BOOK 12790, PAGE 2082, TCOPR, TO A 1/2" STEEL PIN FOUND AT THE NORTHWEST CORNER OF SAID 23.72 ACRES, ALSO SOUTHWEST CORNER OF SAID 18.231 ACRES, FOR ANGLE POINT HEREOF;

THENCE N 36° 19' 19" W 567.32 FEET WITH THE SOUTHWEST LINE OF SAID 18.231 ACRES AND THE NORTHEAST LINE OF SAID 3.02 ACRES, TO THE POINT OF BEGINNING, CONTAINING 59.3712 ACRES OF LAND, MORE OR LESS.